UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2021

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland	D04 E5W7
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code 011-353-1-634-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	JAZZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2021, Jazz Securities Designated Activity Company (the “Issuer”), a direct wholly owned subsidiary of Jazz Pharmaceuticals Public Limited Company (the “Company”), completed its previously announced offering (the “Offering”) of $1.5 billion in aggregate principal amount of 4.375% senior secured notes due 2029 (the “Notes”) in a private placement. On the same date, the Issuer, entered into an indenture (the “Indenture”), by and among the Issuer, the Guarantors (as defined below), U.S. Bank National Association, as trustee and U.S. Bank National Association, as collateral trustee.

The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The Notes bear interest payable at a fixed rate of 4.375% per annum and mature on January 15, 2029. Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2022. The Notes are guaranteed, jointly and severally, by the Company and each of its restricted subsidiaries other than the Issuer (collectively, the “Guarantors”) that will be a borrower under, or will guarantee the obligations under new senior secured credit facilities (the “New Senior Secured Credit Facilities”) that the Issuer and Guarantors intend to enter into in connection with the previously announced proposed acquisition of GW Pharmaceuticals plc (“GW”) (the “Acquisition”), including, after consummation of the Acquisition, GW and its restricted subsidiaries that will guarantee the obligations under the New Senior Secured Credit Facilities. Prior to the consummation of the Acquisition, the Notes will be secured solely by a segregated securities account of the Issuer in which the net proceeds of the Notes will be held. Following the consummation of the Acquisition, the Notes and related guarantees will be secured by a first priority lien (subject to permitted liens and certain other exceptions), equally and ratably with the New Senior Secured Credit Facilities, on the collateral securing the New Senior Secured Credit Facilities.

The Company expects to use the net proceeds of the Offering and borrowings under the New Senior Secured Credit Facilities, together with cash on hand, to fund the cash consideration payable in connection with the Acquisition, the refinancing of certain of the Company’s indebtedness (including the Company’s existing senior secured credit facility) and fees and expenses in connection with the foregoing. There can be no assurance that the acquisition will be consummated. If (x) the Acquisition is consummated without Jazz entering into the New Senior Secured Credit Facilities, (y) the Acquisition has not been consummated on or before August 3, 2021 (or such later date to which such date may be extended pursuant to the terms of the Transaction Agreement, dated February 3, 2021, among the Company, GW and Jazz Pharmaceuticals UK Holdings Limited (the “Transaction Agreement”)) or (z) the Transaction Agreement is terminated in accordance with its terms, the Issuer will be required to redeem all of the Notes at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to, but excluding, the redemption date.

Prior to July 15, 2024, the Issuer may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date, plus the “make-whole” premium described in the Indenture. The Issuer may redeem all but not part of the Notes at its option at any time in connection with certain tax-related events. The Issuer may redeem some or all of the Notes at any time and from time to time after July 15, 2024 at the redemption prices specified in the Indenture plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Prior to July 15, 2024, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a price of 104.375% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, the Issuer may, during each of the three consecutive twelve-month periods commencing on the issue date of the Notes, redeem up to 10% of the original aggregate initial principal amount of the Notes of each series at a redemption price of 103% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Issuer is obligated to offer to repurchase the Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase, upon the occurrence of certain change of control triggering events, subject to certain qualifications and exceptions. The Indenture contains certain customary covenants, including in respect of the Issuer’s and its restricted subsidiaries’ ability to incur additional debt, pay dividends or distributions, make certain investments, create liens on assets, enter into transactions with affiliates, merge or consolidate with another company or sell assets. If the Issuer or its restricted subsidiaries engage in certain asset sales, the Issuer will be required under certain circumstances to make an offer to purchase a portion of the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Indenture includes customary events of default, including, but not limited to, failure to make required payments and failure to comply with certain covenants.

The Issuer intends to procure approval for the listing of the Notes on the Bermuda Stock Exchange prior to January 15, 2022, which is the first interest payment date for the Notes.

The foregoing description of certain provisions of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

In a press release issued on April 29, 2021, the Company announced the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of April 29, 2021, by and among Jazz Securities Designated Activity Company, the guarantors party thereto, U.S. Bank National Association, as trustee and U.S. Bank National Association, as collateral trustee.

4.2	Form of 4.375% Senior Notes due 2029 (included in Exhibit 4.1).

99.1	Press Release, dated April 29, 2021, announcing the closing of the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Forward-Looking Statements

This communication contains forward-looking statements regarding Jazz and GW, including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing, results and benefits thereof, including the potential for Jazz to accelerate its growth and neuroscience leadership, and for the acquisition to provide long-term growth opportunities to create shareholder value; Jazz’s expected financing for the transaction; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jazz’s or GW’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jazz’s and GW’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of GW and Jazz management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW’s dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz’s ordinary shares or GW’s American depositary shares or ordinary shares; the possibility that, if Jazz does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz’s ordinary shares could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jazz and GW, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz’s and GW’s Securities and Exchange Commission (the “SEC”) filings and reports, including Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s definitive proxy statement filed with the SEC on March 15, 2021 and future filings and reports by either company. In addition, while Jazz and GW expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jazz or GW are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Jazz or GW on their respective websites or otherwise. Neither Jazz nor GW undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2021	JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

	By:	/s/ Renée Galá
	Name:	Renée Galá
	Title:	Executive Vice President and Chief Financial Officer